UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

SXC HEALTH SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610

Lisle, Illinois 60532-3642

(Address of principal executive offices, including zip code)

(800) 282-3232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2012, SXC Health Solutions Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), in connection with the public offering and sale of 5,200,000 of the Company’s common shares at a price to the public of $90.60 per share. The Company expects to receive net proceeds from the offering of approximately $450.8 million (or approximately $518.6 million if the Underwriters exercise their over-allotment option in full), after deducting underwriting discounts and commissions and estimated offering expenses. Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 780,000 of the Company’s common shares to cover over-allotments, if any. The offering is expected to close on May 16, 2012, subject to customary closing conditions.

The offering is being conducted as a public offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-161237) under the Securities Act of 1933, as amended, including the prospectus contained therein dated August 10, 2009 and a related prospectus supplement dated May 10, 2012 on file with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. A copy of the opinion of Lackowicz & Hoffman, Yukon counsel to the Company, regarding the legality of the common shares to be issued and sold in the offering is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 10, 2012, among the Company and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein

5.1	Opinion of Lackowicz & Hoffman

23.1	Consent of Lackowicz & Hoffman (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.

Dated: May 11, 2012	By:	/s/ Jeffrey Park
Name: Jeffrey Park
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 10, 2012, among the Company and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein

5.1	Opinion of Lackowicz & Hoffman

23.1	Consent of Lackowicz & Hoffman (included in Exhibit 5.1)